EXHIBIT 10.27
                                 Biofield Corp.

June 11, 2003

To:  John Stephens

Let me first begin with my deepest appreciation to you for making personal financial sacrifices and sharing the burdens of the current financial condition of our Company. It shows that we are all in this together. We all share the same goal in getting this product to market. We are doing everything possible to find additional funding to continue and move forward.

Biofield therefore proposes the following:

1) You will be provided with a $3,000.00 bonus as a good-will gesture to be payable immediately.

2) I have appreciated that you agreed to take voluntary pay reductions (beginning January 15th thru May 15th). The estimate below of monies owed is based on the voluntary reduction through May 15th reverting to your original pay through August 31, 2003.

3) At the time of closing for funding you will be provided your backpay with a 100% interest payment for your continued support. This applies to all outstanding amounts noted below and through a three (3) month periods from June 1 through August 30, 2003 (estimated time to close funding).

--------------------------------------------------------------------------------
Pay Period April 16 thru April 30, 2003                                $3,666.67
--------------------------------------------------------------------------------
Pay Period May 1 thru May 15, 2003                                     $3,666.67
--------------------------------------------------------------------------------
Pay Period May 16 thru May 31, 2003                                    $4,583.33
--------------------------------------------------------------------------------
ESTIMATED Pay Period June 1 thru June 15, 2003                         $4,583.33
--------------------------------------------------------------------------------
ESTIMATED Pay Period June 16 thru June 30, 2003                        $4,583.33
--------------------------------------------------------------------------------
ESTIMATED Pay Period July 1 thru July 15, 2003                         $4,583.33
--------------------------------------------------------------------------------
ESTIMATED Pay Period July 16 thru July 31, 2003                        $4,583.33
--------------------------------------------------------------------------------
ESTIMATED Pay Period August 1 thru August 15, 2003                     $4,583.33
--------------------------------------------------------------------------------
ESTIMATED Pay Period August 16 thru August 31, 2003                    $4,583.33
--------------------------------------------------------------------------------
Estimated Total Due by Period Ending August 31, 2003                  $39,416.65
--------------------------------------------------------------------------------

Again, my sincere appreciation for your efforts thus far. Working together, I am confident that we will overcome the current financial obstacle.

Sincerely,

DAVID M. LONG, JR.        6/11/03
---------------------------------
David M. Long, Jr., M.D., PhD.
Chairman of the Board

          1025 Nine North Drive * Unit K/M * Alpharetta, Georgia 30004
                 Telephone: (770) 740-8180 * Fax: (770) 740-9366

                                 BIOFIELD CORP.
                         1025 Nine North Drive, Suite M
                              Alpharetta, GA 30004

Re: Update of Salary Letter Dated June 11, 2003 addressed to John Stephens (see attached)

The following replaces Paragraph 3 and the Table therein:

     4) At the time of closing for funding you will be provided your backpay with a 100% interest payment for your continued support. This applies to all outstanding amounts noted below from April 16th to November 30, 2003 (estimated time to closing funding).

     John Stephens - Pay                                                 Pay
     -------------------                                                 ---
Pay Period April 16 thru April 30, 2003                               $3,666.67
Pay Period May 1 thru May 15, 2003                                    $3,666.67
Pay Period May 16 thru May 31, 2003                                   $4,583.33
Pay Period June 1 thru June 15, 2003                                  $4,583.33
Pay Period June 16 thru June 30, 2003                                 $4,583.33
Pay Period July 1 thru July 15, 2003                                  $4,583.33
Pay Period July 16 thru July 31, 2003                                 $4,583.33
Pay Period August 1 thru August 15, 2003                              $4,583.33
Pay Period August 16 thru August 31, 2003                             $4,583.33
Pay Period September 1 thru September 15, 2003                        $4,583.33
Pay Period September 16 thru September 30, 2003                       $4,583.33
Pay Period October 1 thru October 15, 2003                            $4,583.33
Pay Period October 16 thru October 31, 2003                           $4,583.33
Pay Period November 1 thru November 15, 2003                          $4,583.33
Pay Period November 16 thru November 30, 2003                         $4,583.33
Totals                                                               $66,916.63


DAVID M. LONG. JR                                    12/11/03
-----------------                                    --------
David M. Long, Jr. M.D., Ph.D.                       Date
Chairman of the Board


                                       2